[LOGO]

Leader Short-Term Bond Fund

Prospectus

January 19, 2007

as supplemented January 25, 2007

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Leader Short-Term Bond Fund

a series of Trust for Professional Managers (the “Trust”)

TABLE OF CONTENTS

INVESTMENTS, RISKS AND PERFORMANCE	3

INVESTMENT OBJECTIVES	3
PRINCIPAL INVESTMENT STRATEGIES	3
PRINCIPAL RISKS	4
FEES AND EXPENSES	6
PORTFOLIO HOLDINGS INFORMATION	8
PERFORMANCE	8

MANAGEMENT OF THE FUND	8

THE ADVISOR	8
PORTFOLIO MANAGER	8

SHAREHOLDER INFORMATION	9

SALES CHARGE INFORMATION	9
SALES CHARGE REDUCTION AND WAIVERS	9
SHARE PRICE	11
HOW TO PURCHASE SHARES	12
HOW TO REDEEM SHARES	14
TOOLS TO COMBAT FREQUENT TRANSACTIONS	16
OTHER FUND POLICIES	17
12B-1 FEES	18

DISTRIBUTIONS AND TAXES	18

DISTRIBUTIONS	18
TAX CONSEQUENCES	18
FINANCIAL HIGHLIGHTS	19

PRIVACY NOTICE	20

Leader Capital Corp. (the “Advisor”) is the investment advisor for the Leader Short Term Bond Fund (the “Fund”) and is located at 121 SW Morrison St., Suite 425, Portland, OR 97204.

Investments, Risks and Performance

Investment Objectives
The primary investment objective of the Leader Short-Term Bond Fund (the “Fund”) is to deliver a high level of current income, with a secondary objective of capital appreciation.

Principal Investment Strategies
The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign. Fixed income securities in which the Fund may invest include foreign and domestic bonds, notes, corporate debt, government securities, strips and municipal securities. The Fund’s average duration will normally be three years or less. The Fund also may hold cash or cash equivalents and it may enter into repurchase agreements. The Advisor utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections.

Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities. This policy may not be changed without at least 60 days’ advance notice to shareholders in writing. The Fund may invest up to 30% of its assets in lower-quality, high yield bonds rated B or higher by Moody’s, Standard & Poor’s Ratings Group or other Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if unrated by such NRSROs, determined by the Advisor to be of comparable quality. The Fund also may invest in bonds with the potential for capital appreciation by purchasing these bonds at a larger discount from par value. The Fund may invest up to 20% of its assets, determined at the time of investment, in foreign fixed income securities. Foreign fixed income securities may be investment grade, below investment grade, or unrated. The Fund may use options and credit default swaps to manage investment risk and liquidity.

The Fund may invest up to 20% of its assets in cash, cash equivalents and fixed income securities other than as described above. By keeping some cash or cash equivalents, the Fund may avoid realizing gains and losses from selling investments when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objectives when holding a significant cash position. Floating- and variable-rate securities will be considered as cash equivalents.

The Advisor will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand; and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

As noted above, the Fund’s average duration will normally be three years or less. Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly, is a measure of price sensitivity to interest rate changes. Duration is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the security’s life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years. You can estimate the effect of interest rates on a fixed income fund’s share price by multiplying the fund’s Duration by an expected change in interest rates. For example, the share price of a fixed income fund with a Duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate or when other investment opportunities exist that may have more attractive yields.

The Fund’s annual portfolio turnover rate indicates changes in its portfolio investments. The Advisor will sell a security when appropriate and consistent with the Fund’s investment objectives and policies, regardless of the effect on the Fund’s portfolio turnover rate. Please note that buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs. A high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates. The Fund cannot accurately predict its future annual portfolio turnover rate, but it expects it to be less than 100%. Portfolio turnover may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Changes in Investment Objectives and Strategies. The investment objectives, strategies and policies described above may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders. However, the Fund will not change its investment policy of investing at least 80% of its assets in fixed income securities without changing the name of the Fund and providing shareholders with at least 60 days’ advance notice in writing.

Is the Fund right for you?

The Fund may be suitable for:

•  Long-term investors seeking a high level of current income

•  Investors willing to accept price and return fluctuations associated with lower-quality investments

•  Investors seeking to diversify their holdings with a portfolio consisting primarily of short-term fixed income securities

•  Investors seeking to reduce their portfolio’s interest rate risk

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

Interest Rate Risk. The value of the Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases. Income earned on floating- or variable-rate securities will vary as interest rates decrease or increase. Variable- and floating-rate securities generally are less susceptible to interest rates than fixed-rate obligations. However, the interest rates on variable rate securities, as well as certain floating-rate securities whose interest rates are reset only periodically, can fluctuate in value as a result of interest rate changes when there is an imperfect correlation between the interest rates on the securities and prevailing market interest rates.

Credit Risk. The issuer of a fixed income security may not be able to make interest or principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. Credit risks associated with ARS mirror those of other bond issues in terms of default risk associated with the issuers. Because ARS do not carry a put feature allowing the bondholder to require the purchase of the bonds by the issuer or a third party, they are very sensitive to changes in credit ratings and normally require the highest ratings (e.g., AAA/Aaa) to make them marketable.

High Yield Bond Risk. Lower-quality bonds, known as high yield bonds or “junk bonds,” present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk. The strategy used by the Advisor may fail to produce the intended results. The ability of the Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Fund. Your investment in the Fund varies with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Foreign Risk. Foreign investments involve additional risks not typically associated with investing in U.S. Government securities and/or securities of domestic companies, including currency rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of securities markets. Securities subject to these risks may be less liquid than those that are not subject to these risks.

Derivatives Risk. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. Derivatives may be illiquid and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy and using them could lower the Fund’s return.

Legislative Change Risk. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities.

Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

General Information

The investment objectives of the Fund may be changed without shareholder approval. However, the Fund will not change its investment policy of investing at least 80% of its assets in fixed income securities without changing the name of the Fund and providing shareholders with at least 60 days’ advance notice in writing.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. Government securities, money market instruments, exchange-traded funds, ARS, investment grade fixed income securities or repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

A security’s credit quality rating is determined at the time of investment through credit research and analysis and, where available, credit ratings by nationally recognized statistical rating organizations (“NRSROs”). When the Advisor determines whether a security is in a specific rating category, the lowest rating may be used. If a security is not rated by an NRSRO, the Advisor uses internal credit research and analysis to rate the security. Investments in lower-quality securities, particularly those that are not rated, depend more on the Advisor’s internal analysis than higher quality securities.

The Fund may retain lower-quality securities that are downgraded after the Fund’s investment. Lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor or guarantor. Also, lower-quality securities are less liquid, meaning they may be harder to sell than comparable securities of higher quality because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these investments, and your investment in the Fund.

Performance
The Fund is the successor to the Leader Short-Term Bond Fund, a series of Unified Series Trust (the “Predecessor Fund”), pursuant to a reorganization that is expected to take place on March 2, 2007. Prior to that date, the Fund will have no investment operations. Accordingly, the performance information and financial information provided in this Prospectus is historical information for the Predecessor Fund. The Predecessor Fund was managed by the same investment advisor as the Fund, using an investment objective, strategies and policies that were substantially similar to that of the Fund. The investment strategy of the Predecessor Fund differed from that of the Fund in that the Predecessor Fund could invest up to 100% of its net assets in lower-quality, high-yield bonds, while the Fund is limited to investing only up to 30% of its net assets in lower-quality, high-yield bonds. On average the Predecessor Fund invested 26.07% of its assets in lower quality, high-yield bonds, ranging from a low of 17.15% to a high of 34.79% of its assets.

Predecessor Fund Average Annual Total Returns
For The Year Ending December 31

	Year Ending December 31, 2006	Since Inception (July 14, 2005)
Predecessor Fund
Return Before Taxes	8.75%	4.07%
Return After Taxes on Distributions(1)	3.26%	-1.85%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.14%	-0.96%
Merrill Lynch 1-3 Year Government/Corporate Bond Index(2)	4.25%	5.29%
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
(2) The Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML13) is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. The ML13 does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

Fees and Expenses
As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the following tables and are further explained in the example that follows.

Shareholder Fees (1) (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases(2)	3.50%
Maximum sales charge (load) imposed on reinvested dividends	None
Maximum deferred sales charge (load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%
Distribution (12b-1) Fees(3)	0.50%
Other Expenses(4)	0.66%
Total Annual Fund Operating Expenses	2.06%
Less: Expense waiver/reimbursement(5)	0.28%
Net Expenses(5)	1.78%
(1)
You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2)	The sales load does not apply to purchases of $250,000 or more.
(3)	The Distribution Fee represents a 0.25% 12b-1 fee and a 0.25% shareholder servicing fee.
(4)	Because the Fund is new, these expenses, which include custodial, transfer agency and other customary Fund expenses, are based on estimated amounts for the Fund’s current fiscal year.
(5)
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund, excluding brokerage fees and commissions, 12b-1 fees, taxes and extraordinary expenses, do not exceed 1.15% of the Fund’s average net assets through June 30, 2007, and do not exceed 1.35% of the Fund’s average net assets from July 1, 2007 through February 29, 2008. This contract may only be terminated by the Board of Trustees if it is in the best interest of the Fund and its shareholders. The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. The Advisor is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed, without causing Fund operating expenses to exceed the expense cap. Any such reimbursement is subject to the Board of Trustees review and approval. The Fund’s net expenses in the table above are calculated as 1.78% based on the Advisor’s agreement to cap expenses at 1.15% through the period ending June 30, 2007 and at 1.35% from July 1, 2007 through February 29, 2008, plus the Distribution Fee of 0.50%.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same. Please note that the figures below are based on the Fund’s net expenses after giving effect to the expense limitation in the agreement described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$525	$947

Fund Expenses
The Fund is responsible for its own operating expenses. Pursuant to a contractual operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (exclusive of the Distribution Fee of 0.50%) does not exceed 1.15% of the Fund’s average daily net assets through June 30, 2007 and 1.35% of the Fund’s average daily net assets from July 1, 2007 through February 29, 2008. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board of Trustees of the Trust (the “Board of Trustees”). The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. In addition, any such reimbursement from the Fund to the Advisor will be subject to the applicable limitation on Fund expenses. This agreement may be terminated at any time at the discretion of the Board of Trustees.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q. The annual and semi-annual reports will be available by contacting Leader Short-Term Bond Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 800-711-9164, or on its website at www.leadercapital.com.

Management of the Fund

The Advisor
Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR 97204, serves as investment advisor to the Fund. John E. Lekas is the President of the Advisor, which he founded in 1997. The Advisor implements the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Fund is the only mutual fund currently managed by the Advisor.

Pursuant to the terms of the Fund’s Investment Advisory Agreement, (the “Advisory Agreement”) as compensation for its investment management services the Advisor receives a fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund’s daily net assets. The Advisor has contractually agreed to waive its fee and reimburse the Fund’s expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs, taxes and extraordinary expenses, do not exceed 1.15% of its average daily net assets, through June 30, 2007, and do not exceed 1.35% of its average daily net assets for the period from July 1, 2007 through February 29, 2008.

The Advisor (not the Fund) may pay certain financial institutions (which may include banks, credit unions, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s Advisory Agreement is included in the Fund’s annual or semi-annual report, as applicable.

Portfolio Manager
John E. Lekas serves as the portfolio manager solely responsible for the investment decisions of the Fund. He has 18 years experience as an investment professional. Prior to founding the Advisor in 1997, Mr. Lekas served as a portfolio manager at Smith Barney where he focused on discretionary management of bond portfolios worth over $200 million. He received a bachelor’s degree in finance from the University of Oregon.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio manager: (i) compensation structure, (ii) a description of other accounts managed by the portfolio manager and (iii) the portfolio manager’s ownership of shares of the Fund.

Shareholder Information

Sales Charge Information
Shares of the Fund may be purchased at the public offering price, which is the next determined net asset value (“NAV”), plus an initial sales charge of up to 3.50%. The payment of an initial sales charge means that a portion of your initial investment goes toward the sales charge. Reduction and waivers of the sales charge are available in certain circumstances. The actual sales charge imposed varies depending on the amount invested as follows:

Sales Charge* as a percentage of:
	Offering Price	Net Amount Invested	Dealer Re-allowance as a percentage of Public Offering Price
Less than $100,000	3.50%	3.62%	3.00%
$100,000 but less than $250,000	1.00%	1.52%	1.00%
$250,000 or more	0.00%	0.00%	0.00%
*0.50% of the sales charge will be retained by the Leader Capital Corp. broker-dealer, an affiliate of the Advisor.

Sales Charge Reduction and Waivers

Breakpoint Discounts

As the sales charge table above shows, the larger your investment in the Fund’s shares, the lower your initial sales charge imposed on the purchase. Each investment threshold that qualifies for a lower sales charge is known as a “breakpoint.” You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase in the following ways:

Letter of Intent. A letter of intent (“LOI”) allows you to qualify for a breakpoint discount with respect to a current purchase, based on the total amount of purchases you intend to make in the near future. You can sign an LOI, in which you agree to invest a certain amount (your goal) in the Fund over a six-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal (but you will not be entitled to a rebate of any sales charge paid on those purchases). Your goal must be at least $100,000, and, if you do not meet your goal within the six-month period, the higher sales charge will be deducted from your account.

Right of Accumulation. A right of accumulation (“Right of Accumulation”) allows you to qualify for a breakpoint with respect to a current purchase based on the total value of your previous purchases in the past six months. For example, if your account value from shares of the Fund purchased in the previous six months is $90,000 and you wish to invest an additional $20,000 in the Fund, you can invest that $20,000 in Fund shares and pay the reduced sales charge rate normally applicable to a $100,000 investment. The Fund may terminate or change this privilege at any time upon written notice.

Combine With Family Members and Related Entities. You can also count towards the amount of your investment, all investments in the Fund made in the previous six months by your spouse and your children under age 21 (“Family Members”), including their Rights of Accumulation and goals under an LOI. You can also count the amount of all investments in the Fund under a single trust agreement with multiple beneficiaries, of which you are one, or a qualified retirement or employee plan of a single employer, of which you are a participant.

Your Responsibility With Respect to Breakpoint Discounts. In order to obtain any of the sales charge discounts set forth above, you must inform your financial advisor or the Fund’s transfer agent of the existence of any eligible amounts under any Rights of Accumulation or LOI, in accounts held by Family Members at the time of purchase. You must inform your financial advisor and/or the Fund’s transfer agent of all shares of the Fund held (i) in your account(s) at the financial advisor, (ii) in your account(s) by another financial intermediary and (iii) in any other accounts held at any financial intermediary belonging to your Family Members. IF YOU FAIL TO INFORM YOUR FINANCIAL ADVISOR OR THE FUND’S TRANSFER AGENT OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, as the Fund, its transfer agent and financial intermediaries may not maintain this information.

Purchases at Net Asset Value

Purchases of shares in an amount of $250,000 or more are not subject to an initial sales charge. In addition, purchases of shares in an amount less than $250,000 may be eligible for a waiver of the sales charge in the following circumstances:

•
purchases by affiliates of the Fund, such as the Advisor and its employees, and all such persons’ immediate relatives (spouse, parents, siblings, children including in-law relationships) and their beneficial accounts;

•	initial purchases by shareholders who become shareholders of the Fund subject to the terms of an agreement and plan of reorganization which permits such shareholders to acquire Fund shares at NAV;

•
purchases made through certain intermediaries including, but not limited to, the following: National Financial Services LLC NTF (Fidelity), National Investor Services Corp. NTF (TD Waterhouse), Charles Schwab OneSource NTF, U.S. Clearing Corp., E-Trade, Scottrade, Investmart, Ameritrade and Pershing;

•
purchases made through certain financial intermediaries including banks, trust companies, broker-dealers, credit unions and financial advisors that enter into selling arrangements with the Fund’s distributor;

•
purchases by employees and registered representatives of broker-dealers that have selling arrangements with the Fund’s distributor; directors, officers and employees of other financial institutions that are parties to agency agreements with the Fund’s distributor, and all such persons’ immediate relatives and their beneficial accounts; and

•
purchases by investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations that have entered into service agreements to provide services to Fund shareholders. Such programs generally have other fees and expenses, so you should read any materials provided by the program’s sponsor.

Website Disclosure

Information about sales charges, including sales load breakpoints, Rights of Accumulation and LOIs, is fully disclosed in this Prospectus, which is available, free of charge, on the Advisor’s website at www.leadercapital.com. The Fund believes that it is very important that an investor fully consider all aspects of an investment in the Fund and be able to access all relevant information in one location. Therefore, the Fund does not make the sales charge information available to investors on the Fund’s website independent of the Prospectus.

Share Price
The price you pay for your shares is based on the Fund’s NAV per share. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV will not be calculated on days that the NYSE is closed for trading. The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale. Therefore, if a shareholder purchases or redeems shares in the Fund when it holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

How to Purchase Shares
The minimum initial investment in the Fund is $2,500 and minimum subsequent investments are $100. The Advisor may, in its sole discretion, waive these minimums for individual retirement accounts (“IRAs”) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

If you are purchasing shares through a financial institution, you must follow the procedures established by your institution. Your financial institution is responsible for sending your purchase order and wiring payment to the Fund’s transfer agent. Your financial institution holds the shares in your name and receives all confirmations of purchases and sales. Financial institutions placing orders for themselves or on behalf of their customers should call the Fund toll free at 800-711-9164, or follow the instructions below under “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

Shares of the Fund are purchased at the public offering price, which is the next NAV calculated after your purchase order is received by the Fund, plus any applicable sales charge. If you place an order for Fund shares through a financial institution in accordance with such financial institution’s procedures, and such financial institution then transmits your order to the Fund’s transfer agent in accordance with the transfer agent’s instructions, then your purchase will be processed at the applicable price next calculated after the financial institution receives your order. The financial institution must promise to send to the Fund’s transfer agent immediately available funds in the amount of the purchase price in accordance with the transfer agent’s procedures. If payment is not received within the time specified, the Fund’s transfer agent may rescind the transaction and the financial institution will be held liable for any resulting fees or losses. Financial institutions may set cut-off times for the receipt of orders that are earlier than the Fund’s. For more information about your financial institution’s rules and procedures, you should contact your financial institution directly.

All account applications (“Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to reject any purchase order if, in its opinion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it is so large it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market timers.” A service fee, currently $25, will be deducted from a shareholder’s account for any purchases that do not clear. You will also be responsible for any losses suffered by the Fund as a result. Your order will not be accepted until the completed Account Application is received by the Fund or its transfer agent.

Investing by Telephone. If you have completed the “Telephone Purchase Authorization” section of the Account Application, you may purchase additional shares by telephoning the Fund toll free at 800-711-9164. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased in your account at the applicable price determined on the day your order is placed.

Purchase by Mail. To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Leader Short-Term Bond Fund” to:

Regular Mail	Overnight or Express Mail
Leader Short-Term Bond Fund	Leader Short-Term Bond Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Purchase by Wire. If you are making your first investment in the Fund, before you wire funds, the Fund’s transfer agent must have a completed Account Application. You can mail or use an overnight service to deliver your Account Application to the Fund’s transfer agent at the above address. Upon receipt of your completed Account Application, the transfer agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the transfer agent at 800-711-9164 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include both the name of the Fund and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Leader Short-Term Bond Fund (Shareholder Name/Account Registration) (Shareholder Account Number)

Subsequent Investments. You may add to your account at any time by purchasing shares by mail, by telephone or by wire. You must call to notify the Fund at 800-711-9164 before wiring. A remittance form, which is attached to your individual account statement, should accompany any investments made through the mail. All purchase requests must include your shareholder account number.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Fund’s transfer agent five days prior to the effective date. A fee will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program. Please note that the Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	Full name;
•	Date of birth (individuals only);

•	Social Security or taxpayer identification number;
•	Permanent street address (P.O. Box is not acceptable); and
•	Accounts opened by entities, such as corporations, companies or trusts will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act, the Fund’s transfer agent will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Fund’s transfer agent at 800-711-9164.

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Fund or with the same financial institution that placed the original purchase order in accordance with the procedures established by that institution. Your financial institution is responsible for sending your order to the Fund’s transfer agent and for crediting your account with the proceeds. You may redeem part or all of the Fund’s shares on any business day that the Fund calculates its NAV. To redeem shares with the Fund, you must contact the Fund either by mail or by phone to place a redemption order. You should request your redemption prior to market close to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV next determined after the Fund’s transfer agent receives your redemption request in good order, less any applicable redemption charges. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will usually be sent on the next business day.

A redemption request will be deemed in “good order” if it includes:

•	The shareholder’s name;

•	The name of the Fund;

•	The account number;

•	The share or dollar amount to be redeemed; and

•	Signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account. In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Fund’s transfer agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.

Redemption proceeds will be sent to the address of record. If the redemption proceeds are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

The Fund’s transfer agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are sent to a different address than that registered on the account;

•	If the proceeds are to be made payable to someone other than the account’s owner(s);

•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;

•	If a change of address request has been received by the Fund’s transfer agent within the last 15 days;

•	For all written redemptions in excess of $100,000 from any shareholder account;

•	When adding the telephone redemption option to an existing account; and

•	When changing any pre-established bank information, including AIP banks.

Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV. Redemption requests in writing should be sent to the Fund’s transfer agent at:

Regular Mail	Overnight or Express Mail
Leader Short-Term Bond Fund	Leader Short-Term Bond Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Telephone Redemption. If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, up to $100,000, by instructing the Fund by phone at 800-711-9164. A signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account. Telephone redemptions cannot be made if you notify the Fund’s transfer agent of a change of address within 15 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	That you correctly state your Fund account number;

•	The name in which your account is registered; or

•	The Social Security or taxpayer identification number under which the account is registered.

Systematic Withdrawal Program. The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a predetermined amount each month or calendar quarter. Proceeds can be sent via check to the address on the account or proceeds can be sent by electronic funds transfer via the ACH network to a designated bank account. To start this program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $100. This program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the distributions credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 800-711-9164 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Fund or for market reasons. The Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind. The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Tools to Combat Frequent Transactions
The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted polices and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Advisor determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests. This policy generally applies to all Fund shareholders.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request) in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple customers and typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Other Fund Policies
If you elect telephone privileges on the Account Application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified. The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. The Fund and its transfer agent may refuse any purchase order for any reason.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “How to Purchase Shares” section.

Your broker-dealer or other financial institution may establish policies that differ from those of the Fund. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent. Please contact your broker-dealer or financial institution directly to determine whether it has been authorized to accept purchase and sell orders on behalf of the Fund. Shares of the Fund have not been registered for sale outside of the United States.

Tax Sheltered Retirement Plans

Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: IRAs, simplified employee pensions (“SEPs”), 401(k) plans, qualified corporate pension and profit-sharing plans (for employees), tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations) and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

12b-1 Fees
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Fund is authorized to pay the Fund’s distributor a fee for the sale and distribution of the Fund’s shares and services it provides to shareholders. The maximum amount of the fee authorized is 0.50% of the Fund’s average daily net assets annually. The fee represents a 0.25% 12b-1 distribution fee and a 0.25% shareholder servicing fee. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

In addition, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and capital gains, if any, at least annually, typically in December. The Fund may make additional distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net investment income in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Fund’s transfer agent in advance of the payment date of the distribution; however, any such change will be effective only as to distributions for which the record date is seven or more business days after the Fund’s transfer agent has received the written request.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Tax Consequences
Distributions of the Fund’s net investment income (which include interest, dividends, net short-term capital gains and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that the Fund’s distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders or net long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholder.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned Fund shares.

You will be taxed in the same manner whether you receive your distributions (whether of net investment income or capital gains) in cash or reinvest them in additional Fund shares.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption and how long the shares were held by a shareholder.

Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year. Distributions by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI. Because everyone’s tax situation is unique, any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

Financial Highlights
Because the Fund has recently commenced operations, there are no financial highlights for the Fund available at this time. As noted previously, he Fund is the successor to the Predecessor Fund pursuant to a reorganization that is expected to take place on March 2, 2007. The financial highlights table below shows the Predecessor Fund’s financial performance information from July 14, 2005 (its commencement of operations) to June 30, 2006. Certain information reflects financial results for a single share of the Predecessor Fund. The total return in the table represents the rate that you would have earned or lost on an investment in the Predecessor Fund (assuming you reinvested all distributions). This information was audited by Cohen Fund Audit Services, Ltd., whose report, along with the Predecessor Fund’s financial statements, are included in the Annual Report to Shareholders for the Predecessor Fund.

Leader Short-Term Bond Fund
Financial Highlights
(For a share outstanding during the period)
Period Ended June 30, 2006(a)

Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from investment operations
Net investment income	0.42
Net realized and unrealized loss	(0.56)(b)
Total from investment operations	(0.14)
Less Distributions to shareholders:
From net investment income	(0.40)
Total distributions	(0.40)

Net asset value, end of period	$9.46

Total Return©	(1.28)%(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$12,964
Ratio of expenses to average net assets	1.65% (e)
Ratio of expenses to average net assets
before reimbursement	3.81% (e)
Ratio of net investment income to
average net assets	5.30% (e)
Ratio of net investment income to
average net assets before reimbursement	3.14% (e)
Portfolio turnover rate	211.39%

(a) For the period July 14, 2005 (the date the Fund commenced operations) through June 30, 2006.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions in the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect any sales loads.
(d) Total return is not annualized and excludes all sales charges.
(e) Annualized.

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Prospectus

Investment Advisor
Leader Capital Corp.
121 SW Morrison St., Suite 425
Portland, OR 97204

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Leader Short-Term Bond Fund

a series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI of the Fund provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. Once available, the annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information or make general inquiries about the Fund by calling the Fund (toll-free) at 800-711-9164, by accessing the Fund’s website at www.leadercapital.com or by writing to:

Leader Short-Term Bond Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-10401)